Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 29, 2009, in the Form 20-F: Annual Report dated July 2, 2008, Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 79,609,946 shares of its common stock.

/s/ K.R. Margetson Ltd.
Vancouver, BC June 26, 2009	Signed Chartered Accountant